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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): APRIL 28, 2003


                           EXACT SCIENCES CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


          000-32179                                      02-0478229
   ------------------------                   ---------------------------------
   (Commission File Number)                   (IRS Employer Identification No.)


                   63 GREAT ROAD, MAYNARD, MASSACHUSETTS 01754
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (978) 897-2800


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         The undersigned Registrant has determined that Item 5 disclosure is neither required nor appropriate with respect to the Registrant's press release dated as of April 28, 2003, a copy of which was furnished as Exhibit 99.1 to its current report on Form 8-K filed with the Securities and Exchange Commission on April 29, 2003. Accordingly, the Registrant hereby amends and restates Item 5 of its current report on Form 8-K filed on April 29, 2003, so that as so amended and restated said Item 5 shall read in its entirety as follows:

ITEM 5.  OTHER EVENTS.

         Not applicable.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EXACT Sciences Corporation

May 13, 2003                            By: /s/  JOHN A. McCARTHY, JR.
                                           ------------------------------------
                                           John A. McCarthy, Jr.
                                           Executive Vice President, Chief
                                           Operating Officer, Chief Financial
                                           Officer and Treasurer